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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 31, 1997



                           MOLECULAR BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                          Delaware 1-10546 36-30878632
              (State or other juris- (Commission file (IRS employer
            diction of incorporation) number) identification number)



              10030 Barnes Canyon Road, San Diego, California 92121
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (619) 452-0681





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Item 5.  Other Events.

         Approval of OPTISONtm by the FDA

         On December 31, 1997, the Company's new drug application for OPTISONtm, the Company's second-generation contrast agent for cardiac ultrasound imaging, was approved by the United States Food and Drug Administration (the "FDA"). This approval permits the marketing of OPTISONtm in the United States for use in patients with suboptimal echocardiagrams to opacify the left ventricle and to improve the delineation of the left ventricular endocardial borders.

         A copy of the press release that the Company jointly issued with Mallinckrodt, Inc., on January 5, 1998, is attached to this Report as Exhibit
10.1. Mallinckrodt, Inc., is the Company's marketing partner for OPTISONtm in the United States and most other regions of the world.


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                                  Signature


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date:   January 20, 1998.


           Molecular Biosystems, Inc.



           By       /s/ Gerard A. Wills
                    Gerard A. Wills
                    Vice President, Finance
                      and Chief Financial Officer

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                                 Exhibit Index


                                                              Sequentially
     Exhibit         Description                              Numbered Page

     10.1            Press release (January 5, 1998)                5